UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A
(Rule 14a-101)

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TINGO GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TINGO GROUP, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

To the Stockholders of TINGO GROUP, INC.:

You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of TINGO GROUP, Inc. (the “Company”) to be held on December 29, 2023 at 8 a.m., New York Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting at the following website address: https:// www.virtualshareholdermeeting.com/TINGO GROUP2023 and by entering the 16-digit control number included on the proxy card you received or in the instructions that accompanied your proxy materials. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote health benefits through social distancing. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2023;

3.      To approve an amendment to the 2020 Equity Incentive Plan of TINGO GROUP (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 25,000,000 to 30,000,000;

4.      To approve the Company’s 2023 Equity Incentive Plan;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF BRIGHTMAN ALMAGOR ZOHAR & CO. CERTIFIED PUBLIC ACCOUNTANT, A FIRM IN THE DELOITTE GLOBAL NETWORK TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE OF THE 2020 EQUITY INCENTIVE PLAN, “FOR” THE APPROVAL OF THE COMPANY’S 2023 EQUITY INCENTIVE PLAN, AND “FOR” THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

The Board has fixed the close of business on November 30, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

To assure your representation at the Virtual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Virtual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Virtual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Virtual Meeting by visiting the website: www.virtualshareholdermeeting.com/TINGO GROUP 2023.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Virtual Meeting will be available for ten days before this Virtual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Virtual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

/s/ Dozy Mmobuosi
Interim Co-CEO
/s/ Kenneth Denos
Interim Co-CEO

This proxy statement is dated November 24, 2023
and is being mailed with the form of proxy on or shortly after December 24, 2023.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors and for some of the other proposals unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

TINGO GROUP, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2023

To the Stockholders of TINGO GROUP, INC.:

NOTICE IS HEREBY GIVEN that the 2023 annual meeting of stockholders (the “Annual Meeting”) of TINGO GROUP, Inc., a Delaware corporation (the “Company”), will be held on Friday, December 29, 2023 at 8 a.m., New York Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/TINGO GROUP2023. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2023;

3.      To approve an amendment to the 2020 Equity Incentive Plan of TINGO GROUP (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 25,000,000 to 30,000,000;

4.      To approve the Company’s 2023 Equity Incentive Plan;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 30, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.proxyvote.com.

By Order of the Board,
/s/ Dozy Mmobuosi
Interim Co-CEO
/s/ Kenneth Denos
Interim Co-CEO

i

TINGO GROUP, INC.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, December 29, 2023, at 8 a.m., New York Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of TINGO GROUP, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, December 29, 2023 at 8 a.m., New York Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 3, 2023.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2023;

3.      To approve an amendment to the 2020 Equity Incentive Plan of TINGO GROUP (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 25,000,000 to 30,000,000;

4.      To approve the Company’s 2023 Equity Incentive Plan;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all stockholders vote “FOR” the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the 2020 Equity Incentive Plan authorized share increase, “FOR” the approval of the Company’s 2023 Equity Incentive Plan and “FOR” the approval of the non-binding, advisory basis the compensation of our named executive officers.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.001 per share, as of the close of business on November 30, 2023 are entitled to vote at the Annual Meeting. As of the Record Date, there were 241,952,977 shares of common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 30, 2023, there were 241,952,977 shares of common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present or represented at the Annual Meeting. This is referred to as a quorum. Consequently, 120,976,489 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Worldwide Stock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Dozy Mmobuosi and Kenneth Denos, each of whom serve as our interim Co-Chief Executive Officers, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Mmobuosi and Mr. Denos to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for a vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to his best judgment.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card or Internet Availability Notice, will vote your shares as you instruct on the proxy card or Internet Availability Notice. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting.

(4)    By Mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a director, the approval of the amendment to the 2020 Equity Incentive Plan, the non-binding advisory vote on executive compensation are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker votes on routine matters, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes of the holders of common stock cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to ratify the selection by our audit committee of Deloitte as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve an amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 25,000,000 to 30,000,000?

Approval of the proposal to amend the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 25,000,000 to 30,000,000 requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve the 2023 Equity Incentive Plan?

Approval of the proposal to adopt the 2023 Equity Incentive Plan requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

What vote is required to approve the non-binding, advisory basis, the compensation of our named executive officers?

Approval of the non-binding, advisory basis the compensation of our named executive officers requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the 2020 Equity Incentive Plan authorized share increase, “FOR” the approval of the 2023 Equity Incentive Plan and “FOR” the approval of the non-binding, advisory basis the compensation of our named executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Controller, Moran Amran at 011 (972) 52-6007850, by email moran@mict-inc.com or by sending a letter to Ms. Amran at the offices of the Company at 28 West Grand Avenue, Suite 3, Montvale, New Jersey, 07645 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of TINGO GROUP, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Friday, December 29, 2023, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Friday, December 29, 2023, at 8:00 a.m., New York Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/TINGO GROUP2023. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.      To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2023;

3.      To approve an amendment to the 2020 Equity Incentive Plan of TINGO GROUP (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 25,000,000 to 30,000,000;

4.      To approve the Company’s 2023 Equity Incentive Plan;

5.      To approve on a non-binding, advisory basis the compensation of our named executive officers; and

6.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 30, 2023, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 241,952,977 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For each proposal, the holders of 120,976,489 shares of common stock, present virtually or represented by proxy, constitutes a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of common stock at the Annual Meeting by the stockholders present virtually or represented by proxy is required to elect the director nominees.

The approval of the proposal to ratify the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 25,000,000 to 30,000,000 requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the 2023 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

The approval of the non-binding, advisory basis the compensation of our named executive officers requires the affirmative vote of the majority of the votes cast by the holders of common stock present virtually or represented by proxy at the Annual Meeting

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Dozy Mmobuosi and Kenneth Denos, each of whom serve as our interim Co-Chief Executive Officers, to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Messrs. Mmobuosi or Denos.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, shares of common stock will be voted “FOR” the election of the director nominees, “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm, “FOR” the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 25,000,000 to 30,000,000, “FOR” the 2023 Equity Incentive Plan and “FOR” the non-binding, advisory basis the compensation of our named executive officers and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Controller, Moran Amran at (972) 52-6007850.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (TINGO GROUP, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals. The Company has also retained Morrow Sodali LLC (“Morrow”) to assist with the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses. Shareholders can reach Morrow at 800-662-5200 and banks and brokers can reach Morrow at 203-658-9400.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at TINGO GROUP, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645. Our telephone number at such address is (201) 225-0190.

Overview

Tingo Group, Inc. (“Tingo Group”, the “Company”, “we”, “us”, “our”) was formed as a Delaware corporation on January 31, 2002 under the name Lapis Technologies, Inc. On March 14, 2013, we changed our corporate name to Micronet Enertec Technologies, Inc. On July 13, 2018, following the sale of our former subsidiary, Enertec Systems Ltd., we changed our name to MICT, Inc. On February 27, 2023, following the merger transaction with Tingo Mobile Limited (“Tingo Mobile”), we changed our name to Tingo Group, Inc. Our shares have been listed for trading on The Nasdaq Capital Market (“Nasdaq”) since April 29, 2013 and currently trade under the symbol “TIO”.

The Company is a holding company whose principal activities are those of agri-fintech business, food processing, commodity trading and a fintech platform business. In addition, the Company is in the process of reviewing its insurance brokerage platform businesses and stock trading business and evaluating various options through to which realize shareholder value, including potential sale of licensing opportunities, as they are no longer core to the strategy of the group. Such businesses are held through a number of group entities, comprised of either wholly-owned subsidiaries or variable interest entities “VIEs”. The Company’s business changed materially on December 1, 2022, following the completion of the material acquisition of Tingo Mobile. The Company also made a further material acquisition on February 9, 2023, when it acquired Tingo Foods PLC (“Tingo Foods”). The details of the two acquisitions are described below under “Acquisition of Tingo Mobile” and “Acquisition of Tingo Foods”, respectively.

Following the completion of the above two acquisitions, and the subsequent launch of a number of new business streams, the Company has established a comprehensive agri and fintech eco-system at the core of its business model, which it continues to develop and expand. As of September 30, 2023, this eco-system, which serves farmers and the agricultural sector from ‘seed-to-sale’, is comprised of Tingo Mobile’s device-as-a-service offering and Nwassa marketplace platform; along with the Tingo Foods food processing business and the Tingo DMCC agricultural produce and food export and commodity trading business. In addition, on September 14, 2023, the Company launched the full version of its TingoPay fintech super-app in partnership with Visa.

Tingo Mobile currently leases smartphones to approximately 9.5 million farmers in Nigeria and Ghana through four agricultural cooperatives and trade partners, which includes the umbrella organization for Nigeria’s agricultural industry, the All-Farmers Association of Nigeria (“AFAN”). Tingo Mobile also operates the Nwassa USSD marketplace platform, which is preregistered on its smartphones and sim cards, and also available for other members of agricultural cooperatives and trade partners of Tingo Mobile to use on their own devices. In November 2022, Tingo Mobile signed a trade partnership with AFAN, which included a commitment from them to use best efforts to enroll a minimum of 20 million new customers with Tingo Mobile. As part of the arrangement with AFAN, Tingo Mobile ordered 6 million new smartphones from its supply partner in May 2023, which are scheduled to be delivered to AFAN’s customers in November and December 2023. In December 2022 Tingo Mobile signed a trade agreement with the Kingdom of Ashanti in Ghana, which included a commitment to enroll a minimum of 2 million new customers to Tingo Mobile and the target goal of enrolling more than 4 million new customers overall. We are also now working with the Governments of Malawi and Pakistan to roll out there, as part of our international expansion strategy.

Tingo Foods has focused to date on working with third party food processors, to produce and supply a relatively narrow range of products to several large distribution and wholesale businesses, which has created significant demand and offtake for Tingo Mobile’s Cooperatives and their farmers. Tingo Foods is also working with a joint venture construction partner to launch its own state-of-the-art food processing facility in the Delta State of Nigeria. The construction of this facility is in two phases. Our expectation is to complete construction of phase one and commence operations by mid-2024, thereby significantly increasing our processing capacity and allowing us to expand our product range.

In December 2022, we launched Tingo DMCC, an agricultural commodity and export business in partnership with the Dubai Multi Commodities Centre (DMCC). As part of the Tingo ecosystem, Tingo DMCC is already becoming a significant source of offtake of raw crops from Tingo Mobile’s Cooperatives and their farmers and is also expected to be a major customer for Tingo Foods in the future as we look to export our finished food products. As of September 30, 2023, all our export trades have been with customers in neighboring countries to Nigeria, we are however working on expanding into markets outside of Africa before the end of the year, with the goal of dollarizing all or the majority of the Company’s earnings and globalizing the business.

Acquisition of Tingo Mobile

Overview.    On December 1, 2022, the Company acquired Tingo Mobile, an agri-fintech business based in Nigeria, from Tingo Inc., a Nevada corporation (“TMNA”). Under the terms of the Merger Agreement we entered into with TMNA and representatives of the shareholders of each of TMNA and the company (“Merger Agreement”), TMNA contributed its ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). TMNA then merged Tingo BVI Sub with and into MICT Fintech Ltd., a wholly-owned subsidiary of the company organized in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by the Company (hereinafter, the “Merger”).

Consideration Provided.    As consideration for Tingo Mobile, we issued to TMNA 25,783,675 shares of our common stock, par value $0.001 per share (the “Common Stock”), which is equal to 19.9% of our outstanding Common Stock, calculated as of the closing date of the Merger (the “Common Consideration Shares”) and two series of convertible preferred shares — Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”).

Key Terms of Series A Preferred Stock.    As part of the consideration paid by the Company to TMNA at the closing of the Merger, the Company issued 2,604.28 shares of Series A Preferred Stock which are convertible into 26,042,808 shares of Common Stock equal to approximately 20.1% of the total issued and outstanding Common Stock as calculated immediately prior to the closing of the Merger. The Company held a special meeting of stockholders on June 7, 2023, during which shareholder approval was received for the conversion of the 2,604.28 shares of Series A Preferred Stock into 26,042,808 shares of Common Stock which were issued on July 27, 2023.

Key Terms of Series B Preferred Stock.    Upon approval by Nasdaq of the change of control of the company and upon the approval by our stockholders of the issuance of shares in excess of 20% of our issued and outstanding Common Stock, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of our Common Stock, calculated as of the closing date of the Merger, giving TMNA, as the holder of all shares of the Series B Preferred Stock, an aggregate ownership of 75.0% of our outstanding Common Stock, calculated as of such date. The Company’s certificate of designation for the Series B Preferred Stock provides that if such shareholder or Nasdaq approval is not obtained by June 30, 2023 (a “Trigger Event”), the holders of a majority of the then outstanding shares of Series B Preferred Stock will have the right, but not the obligation, to reduce the “Stated Value” (such term is defined in the certificate of designation as $29,684.85 per share) per share of Series B Preferred Stock in exchange for membership interests of a subsidiary of the Company and, on the date that is 90 days following such Trigger Event, the Company shall redeem all of the Series B Preferred Stock for the Stated Value (subject to any such reduction ).

On July 5, 2023, the Company entered into a forbearance agreement with TMNA under the terms of which TMNA agreed not to transfer any shares of Series B Preferred Stock, exercise any rights under the redemption provisions of the Series B Preferred Stock described above, or take any other action based on a right arising from or following a Trigger Event, until September 30, 2023.

On September 28, 2023, the Company entered into a second forbearance agreement with TMNA under the terms of which TMNA agreed not to transfer any shares of Series B Preferred Stock, exercise any rights under the redemption provisions of the Series B Preferred Stock described above, or take any other action based on a right arising from or following a Trigger Event, until December 31, 2023.

Loan to TMNA.    In connection with the Merger Agreement, we also loaned $23.7 million to TMNA. The loan bears interest at 5.0% per annum and matures on May 10, 2024.

Acquisition of Tingo Foods

On February 9, 2023, the Company and MICT Fintech Ltd., an indirect wholly owned subsidiary of the Company organized under the laws of the British Virgin Islands (“Tingo Group Fintech”) purchased from Dozy Mmobuosi 100% of the ordinary shares of Tingo Foods (the “Acquisition”). Mr. Mmobuosi is the majority shareholder and Chief Executive Officer of TMNA and since September 15, 2023 serves as our Interim Co-Chief Executive Officer.

Tingo Foods started its operational business in September 2022, since which time its food processing activities have been conducted through arrangements with third party rice mills, cashew processing plants and other food processing companies, and the finished food products are sold to large food distributor and wholesaler companies.

As consideration for the Acquisition, the Company agreed to pay Mr. Mmobuosi, a purchase price equal to the cost value of Tingo Foods’ stock, which will be satisfied by the issuance of a secured promissory note (“Promissory Note”) in the amount of US$204,000,000 and certain undertakings and obligations of the Company. The Promissory Note is for a term of two years with an interest rate of 5%. MICT Fintech agreed to certain covenants with respect to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of our Common Stock nor of any instruments convertible into shares of the Company.

The parties additionally agreed that Mr. Mmobuosi, as the owner of the real property on which the business of Tingo Foods is located and operates, to finance and complete construction of the building, and for the Company and Tingo Foods to fit out the building and premises, including the installation of mechanized equipment, for the specialized operations of a large food processing facility. Lastly, Mr. Mmobuosi will also provide the Company and Tingo Foods with a long-term lease with respect to the real property.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The following table sets forth the name, age and position of each current director and executive officer of the Company.

Name	Age	Position
Dozy Mmobuosi	45	Interim Co-CEO and Director
Kenneth Denos	55	Interim Co-CEO and Director
Jamal (Jamie) Khurshid(1)(2)	47	Director
C. Derek Campbell	55	Director
John McMillan Scott(1)(3)	76	Director
Sir David Trippier, R.D.,J.P.,D.L(1)(3)	78	Director
John J. Brown(2)(3)	65	Director
Hao (Kevin) Chen	41	Interim CFO
Moran Amran	43	Controller

____________

(1)      A member of the Audit Committee.

(2)      A member of the Compensation Committee.

(3)      A member of the Corporate Governance/Nominating Committee.

The following is a brief account of the business experience of each of our directors and executive officers during the past five years or more.

Dozy Mmobuosi    Mr. Mmobuosi is the Chief Executive of Agri-Fintech Holdings, Inc., the Company’s largest shareholder, and is the founder of the Registrant’s two principal operating businesses, Tingo Foods PLC and Tingo Mobile Limited, which he has led the development of over the past 23 years. In 2002 Dozy designed Nigeria’s first text-based money transfer platform Mr. Mmobuosi has also acted as an advisor to several large corporations and has extensive business experience in Africa, Europe, Asia, the United States of America and the Middle East. On November 30, 2021, Mr. Mmobuosi launched the Dozy Mmobuosi Foundation, with a focus on promoting the progress of Africa. Mr. Mmobuosi’s contributions to technology and social betterment in Africa have earned him a place on the New African 100 Most Influential Africans of 2022 List. Mr. Mmobuosi holds a BSc in Political Science and an MSc in Economics from Ambrose Alli University in Nigeria, along with a number of honorary degrees. In 2021, he completed the Advanced Management & Leadership Program at Saïd Business School, University of Oxford.

Kenneth Denos.    Mr. Denos serves as the Executive Vice President, General Counsel, and Corporate Secretary of Agri-Fintech Holdings, Inc., the Company’s largest shareholder. Since June 2005, Mr. Denos has been an officer and director of Equus Total Return, Inc. (NYSE: EQS), a closed-end fund traded on the New York Stock Exchange, serving as its President and CEO from 2007-09. He is also a founder and principal of Outsize Capital Ltd., an international corporate finance advisory firm based in London, and is the founder and Chairman of Kenneth I. Denos, P.C., a U.S.-based corporate and consumer law firm. Previously, Mr. Denos was the CEO of MCC Global NV, a Frankfurt stock exchange listed investment advisory firm based in London, and also served as a director and executive officer of two London Stock Exchange listed firms, Healthcare Enterprise Group plc and Tersus Energy plc. Mr. Denos has worked in the private equity and advisory industry for virtually his entire career, having served as a principal and/or advisor to private and public companies and funds in the Middle East, Europe, Africa, and North America. He holds a Bachelor of Science degree in Business Finance and Political Science from the University of Utah. He also holds a Master of Business Administration and a Juris Doctor from the University of Utah. We believe that Mr. Denos is well-qualified to serve on the board due to his extensive international legal and corporate governance background, as well as his financial services and investment experience.

Jamal (Jamie) Khurshid.    Mr. Khurshid brings more than 20 years of investment banking experience with several leading financial institutions including Goldman Sachs, Credit Suisse and Jacobi Asset Management Holdings Limited, together with executive experience in the technology, digital payments and the fintech sectors, most recently as Chief Operating Officer and Director of Caduceus Foundation, a blockchain technology company in Singapore. Previously, he was COO of Droit Financial Technology, an enterprise technology firm, and a co-founder of Digital RFQ, a leading digital payments service. Mr. Khurshid also serves on the Board of Directors for Financial Strategies Acquisition Corp.

C.    Derek Campbell.    Mr. Campbell, age 55, is an experienced senior executive leader and strategic advisor with business interests across the energy, natural resources, infrastructure, security, and defense sectors. He has held the position of Group Managing Partner of LVC Global Holdings, LLC, since its inception in 2019, which is an international asset acquisition, investment, and consulting platform that optimizes and monetizes opportunity ﬂow across the Emerging and Frontier Markets, with a particular focus on Africa. Mr. Campbell is also a Distinguished Fellow in the Global Federation of Competitiveness Councils, a position he has held since March 2021, a former Principal Committee Member of U.S. EXIM Bank’s Sub-Saharan Africa Advisory Committee, and a former Advisory Board Member of the African Energy Chamber. He holds a Bachelor of Science Degree from the University of Maryland and a Master of Strategic Studies from the U.S. Army War College. Additionally, Mr. Campbell has served as a Colonel in the United States Marine Corps Reserves since 2007 having enlisted in the U.S. Marine Corps in 1994. During his time in the U.S. Marine Corps, Mr. Campbell served with distinction in operational combat tours in Iraq, Afghanistan, and South Sudan. He also served as the U.S. Marine & Naval Attaché to Nigeria, the Chief of Military Plans for the U.N. Mission in South Sudan (UNMISS), and the USMC Liaison Oﬃcer to the Defense Threat Reduction Agency (DTRA).

John M. Scott.    Mr. Scott has served on our Board since November 2019. Mr. Scott began his career as a stockbroker in October 1970 with Charlton Seal Dimmock & Co. He became a Partner at the same firm in 1982 and subsequently a Director of Wise Speke Limited following a merger in 1990. In August 1994, he joined Albert E. Sharp LLP as a Director, where he remained until June 2007. In 2007, he joined WH Ireland Group Plc, a financial services company offering private wealth management, wealth planning and corporate broking services, where he oversaw the firm’s private client business in Manchester, U.K. until his retirement from his role as an Executive Director from WH Ireland’s Board of Directors in 2013. Mr. Scott currently serves as a consultant to WH Ireland. Mr. Scott holds a BSc in Economics from the University of London. We believe that Mr. Scott is qualified to serve on our Board because of his accounting expertise and his experience serving as an officer and director of public and private companies.

Hao (Kevin) Chen.    Mr. Chen was promoted by the Board to serve as the Chief Financial Officer of the Company in November 2021 and, after serving briefly as the CFO of our Asia-Pacific business in September 2023, resumed his duties on an interim basis as Group CFO on November 21, 2023. He has more than 13 years of experience providing financial services to a variety of public and private companies, including in the role as Chief Financial Officer. He has a demonstrated history of working within the technology industry and is skilled in US GAAP accounting, SOX internal controls, debt and equity financing and strategic management. Mr. Chen previously served as the Chief Financial Officer and board member of China Rapid Finance (NYSE:XRF), a holding company operating primarily in the emergency rescues services business, which utilizes cloud and other cutting-edge technologies to provide emergency rescue services, including an app based mobile platform, cloud call centers and large data centers. Prior to that, Mr. Chen served as a Senior Financial Reporting Manager to Qunar.com (China’s online travel platform NASDAQ:QUNR) from 2013 to 2015 and served as an Audit Manager with Ernst & Young from 2008 to 2013. Mr. Chen holds a Master of Business Administration from Kellogg School of Management at Northwestern University, a Master of Economics from Shanghai University of Finance and Economics and a Bachelor of Mathematics from Shandong University. He is a Certified Public Accountant in the U.S.

Sir David Trippier,    R.D.,J.P.,D.L Until April 2011 Sir David Trippier was the Chairman of Cambridge shire Horizons, the company delivering sustainable development in the Cambridge Sub-region, and he was the Chairman of W H Ireland Group plc, Stockbrokers until May 2008 when the company was taken over by a consortium. He was until recently a Non-Executive Director of ITV Granada Television and has been a director or Chairman of several quoted companies. Sir David was knighted by the Queen in July 1992 when he was 46 years of age. In 1994 he was appointed by the Council of the Stock Exchange to sit on the committee, which formulated and launched the Alternative Investment Market (AIM) in June 1995. Since 1992, he has been Chairman or main Board Director of three companies, which have floated on the Stock Exchange and are now in the Main List, and one that has floated on the AIM Market. He was born in May 1946, educated at Bury Grammar School and later was commissioned as an officer in the Royal Marines Reserve in which he has served for 30 years. He passed the Commando Course at the Commando Training Centre in Devon in 1969 and the following year qualified as a parachutist at RAF Abingdon. He subsequently qualified as a Company Commander at the School of Infantry at Warminster and later passed the Staff College Course at the Royal Naval College at Greenwich. He has served with 40 Commando Royal Marines in Singapore and Malaysia, 41 Commando in Malta and the 3rd Commando Brigade in Norway. He was awarded the Royal Marines Reserve Decoration in 1983. In January 1996, he was appointed Honorary Colonel of the Royal Marines Reserve in the Northwest by the Commandant General Royal Marines. He retired from that role in January 2010. At the age of 22, he was admitted to the Stock Exchange. He was also a director of a financial planning company as well as being a Stockbroker. He was a senior partner in Pilling Trippier & Co before it was taken over by Capel-Cure Myers whilst he was a Minister. He was elected to the Rochdale Metropolitan Borough Council in 1969. In 1975, he became the leader of the Council when he was 28 years of age and in the same year was appointed a magistrate. In 1979, he was elected as MP for Rosendale at the age of 32 and became MP for the new constituency of Rosendale and Darwen from 1983 to 1992. In 1982, Sir David was appointed Parliamentary Private Secretary to the then Minister for Health (Rt Hon Kenneth Clarke QC, MP). From June 1983 to September 1985, Sir David was the Minister for Small Firms and Enterprise at the Department of Trade and Industry. From September 1985 to June 1987, he was the Minister for Tourism, Small Firms and Enterprise in the Department of Employment. In 1987 he became the Minister for Housing, Inner Cities and Construction in the Department of the Environment. Later in 1989, he was promoted to become the Minister of State for the Environment and Countryside. As the “Green” Minister he was instrumental in negotiating the international agreements on Climate Change and Global Warming on behalf of the United Kingdom. In February 1994, he became a Deputy Lieutenant of Lancashire. In April 1997, he became High Sheriff of Lancashire for the year 1997/98. In 1999, he published his autobiography entitled “Lend Me Your Ears”. He became the President of the Manchester Chamber of Commerce for the year 1999-2000. He was the National Chairman of the Tidy Britain Group from 1996 to 1998. He became the President of the Royal Lancashire Show for the year 1999. Sir David became the Chairman of the North West of England Reserve Forces and Cadets Association from 2000 to 2008. He was the National Vice Chairman of the Council of Reserve Forces from 1999 to 2008 representing the Royal Marines. He served as the County Chairman for the St. John Ambulance in Lancashire from 2003 to 2007. He was the County President of the Royal British Legion in Lancashire from 2005 to 2008.He was the founder of the Rosendale Enterprise Trust and the Rosendale Groundwork Trust. He is the President Elect of the Soldiers, Sailors, Airmen and Families Association — Forces Help for Greater Manchester. In November 2006, Sir David won a National Award for “Outstanding Leadership” sponsored by the Daily Telegraph. He was nominated as one of 100 of Britain’s most influential men and women in the Public and Private Sectors. He is married and has three sons. His wife, Lady Ruth Trippier, is a practicing barrister on the Northern Circuit. We believe that Sir David Trippier is qualified to serve on our Board because of his experience in launching the AIM and his experience as serving as chairman or a director of multiple listed companies.

John J. Brown.    John J. Brown has served as the Chairman of Agri-Fintech Holdings, Inc., the Company’s largest shareholder, since September 2021. Since 2016, Mr. Brown has also been the Managing Partner of Sands Point Consulting, an advisor to entrepreneurs, founders, and senior corporate leaders to develop new business strategies for a rapidly changing market. From 2009 – 2016, he was the Group Managing Director and a member of the WMA Executive Committee for UBS Wealth Management Americas. From 1995 – 2000, Mr. Brown was the Managing Director and Global Head of Convertible Securities Trading at UBS, and from 1980 – 1995 and again from 2000 – 2009 he was a Managing Director for Merrill Lynch & Co., holding senior executive leadership positions at Merrill Lynch, most notably COO, Operations, Technology & Corp. Services Group. At Merrill Lynch, Mr. Brown managed a $1 billion annual operating budget. He also served as the Head of US Equity Financing & CEO, Merrill Lynch Professional Clearing Corp in its Prime Broker Division. We believe Mr. Brown is well qualified to sit on our board due to his extensive experience at various positions at UBS and Merrill Lynch, as well, as his experience in developing new business strategies.

Moran Amran.    Mrs. Amran has been the Company’s Controller since 2011. In January 2019 Ms. Amran was appointed to serve as the Company’s principal financial officer until Mr. Chen was promoted to the role in November 2021. From 2010 until 2011, she served as Financial Controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2006 until 2007, she served as an assistant accountant for Agan Chemicals Ltd. Mrs. Amran holds a B.A. in Accounting and Business Management from The College of Management Academic Studies in Rishon LeZion, Israel, obtained an MBA from The Ono Academic College in Kiryat Ono, Israel and is a certified public accountant in Israel.

Corporate Governance

Number and Terms of Officers and Directors

Our board of directors is currently comprised of seven directors. Neither Mr. Mmobuosi and Mr. Denos, our Interim Co-CEOs, are independent as that term is defined under the Nasdaq Listing Rules. Each of our directors, other than Mr. Mmobuosi and Mr. Denos, qualify as “independent” under the Nasdaq Listing Rules, and SEC rules with respect to members of boards of directors and our Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee, and otherwise meet the Nasdaq corporate governance requirements.

Mr. John Scott is the Company’s Chairman of the Board. Recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Committee Membership, Meetings and Attendance

Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2022:

•        15 meetings of the Board were held;

•        the Board acted by unanimous written consent in lieu of a meeting 4 times;

•        4 meetings of the audit committee were held;

•        1 meetings of the compensation committee were held; and

•        1 meetings of the corporate governance/nominating committee were held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2022.

We encourage all of our directors to attend our annual meetings of stockholders, although there is no formal requirement to do so.

Audit Committee

The members of our Audit Committee are Mr. Khurshid , Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Sir David Trippier is the Chairman of the Audit Committee, has determined that Sir David Trippier is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.TINGO GROUP-inc.com. The primary responsibilities of our Audit Committee include:

•        appointing, compensating and retaining our registered independent public accounting firm;

•        overseeing the work performed by any outside accounting firm;

•        assisting the board of directors in fulfilling its responsibilities by reviewing: (1) the financial reports provided by us to the SEC, our stockholders or to the general public and (2) our internal financial and accounting controls; and

•        recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Compensation Committee

The members of our Compensation Committee are Mr. Brown, and Mr. Khurshid . Mr. Khurshid is the Chairman of the Compensation Committee has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.TINGO GROUP-inc.com. The primary responsibilities of our Compensation Committee include:

•        reviewing and recommending to our board of directors of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•        administering our equity-based compensation plans and exercising all rights, authority and functions of the board of directors under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•        annually reviewing and making recommendations to our board of directors with respect to the compensation policy for such other officers as directed by our board of directors.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The Compensation Committee and the Company engaged or received advice from compensation consultant in 2022.

Corporate Governance/Nominating Committee

The members of our Corporate Governance/Nominating Committee are, Mr. Brown, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Scott is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.TINGO GROUP-inc.com. The primary responsibilities of our Corporate governance and Nominating Committee include:

•        assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board of directors committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the Chief Executive Officer and other executive officers; development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•        identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the board of directors based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the board of directors to fulfill its responsibilities.

There have not been any changes in our process for nominating directors.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Sir David Trippier, R.D.,J.P.,D.L — Chair
Jamal Khurshid
John M. Scott

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2022 and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2022 were filed in a timely manner.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers and all of our employees. The Code of Business Conduct and Ethics is available on our website at www.tingogroup.com and we will provide, at no charge, persons with a written copy upon written request made to us.

Risk Oversight

The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing the management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. John Scott, our lead independent director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: TINGO GROUP, INC., c/o Moran Amran, Controller, at the address on the first page of this proxy statement.

Board Diversity Matrix

Board Diversity Matrix as of November 30, 2023
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Executive Compensation

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2022 and 2021, to all Executive Officers earning in excess of $100,000 during any such year.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Option Awards(3)	Stock Based Awards(5)	All Other Compensation(4)	Total
Darren Mercer	2021	$571,251	$913,125	$—	$8,580,000	$196,074	$10,260,450
Chief Executive Officer(7)	2022	$800,000	$999,875	$—	$2,145,600	$229,362	$4,174,837
Hao (Kevin) Chen(6)	2021	$141,000	$—	$—	$—	$—	$141,000
Chief Financial Officer	2022	$216,000	—	—	$53,640	—	$269,640
Moran Amran	2021	$232,013	$116,795	$153,744	$—	$17,082	$519,634
Controller	2022	$244,310	$90,000	$201	$21,456	$21,488	$377,455

____________

(1)      Salary paid partly in NIS and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2022 and 2021, respectively.

(2)      Represents discretionary bonus in connection with the performance and achievements of TINGO GROUP.

(3)      The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting Standards Codification, or ASC, Topic 718. Assumptions used in the calculations for these amounts are included in Note 3 to the consolidated financial statements for the year ended December 31, 2020 included elsewhere in this Annual Report.

(4)      Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan.

(5)      The Company accounts for stock-based compensation under the fair market value method under which compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period.

(6)      On November 29, 2021, the board of directors of TINGO GROUP, promoted Hao (Kevin) Chen, its Financial controller of its China business to serve as the Chief Financial Officer of the Company.

(7)      Effective on October 2021, the board of directors approved Darren Mercer’s new employment terms inclusive of an annual base salary of $800,000.

Employment Agreements

Darren Mercer

Effective May 10, 2022, the Company entered into an employment agreement with Darren Mercer, the Company’s former Chief Executive Officer, as follows: (i) an annual base salary fee will be $800,000 and, (ii) a total annual bonus in accordance with the bonus program adopted by the Company from time-to-time. The target bonus amount for Mr. Mercer’s work in the calendar year 2021 was $713,000. The Target Bonus Amount for 2022, 2023, and 2024 shall be $1,200,000.

On September 15, 2023, in connection with his departure from the Company, Mr. Mercer entered into a Separation Agreement with the Company that provides for the payment of $2.0 million in cash and 5,000,000 shares of the Company’s common stock as full payment of all sums owed to Mr. Mercer by the Company.

Dozy Mmobuosi

Effective December 1, 2022, the Company and Tingo Group Holdings, LLC, the Company’s wholly-owned subsidiary, entered into a 3-year Consulting Agreement with Dozy Mmobuosi, the current co-Chief Executive Officer of the Company (“Consulting Agreement”). The Consulting Agreement provides for the payment of a base consulting fee of £900,000 per annum, subject to annual increases of the greater of (i) 5% or (ii) the change in the UK Consumer Price Index for the twelve month period preceding each anniversary date of the Consulting Agreement. Mr. Mmobuosi is eligible to receive an annual bonus of up to twice his base consulting fee as then in effect (“Target Bonus”) upon the performance of certain operational and financial criteria determined by the governing board of Tingo Group Holdings, LLC. If the Consulting Agreement is terminated without cause or with good reason (each as defined therein), Mr. Mmobuosi is entitled to a termination fee equal to twice his base consulting fee as then in effect, together with twice his Target Bonus.

Hao (Kevin) Chen

On November 21, 2023, the board of directors of TINGO GROUP appointed Hao (Kevin) Chen as the interim Chief Financial Officer of the Company. Mr. Chen previously held the position of Chief Financial Officer of the Company between November 2021 and September 2023, before briefly serving as the CFO of our Asia-Pacific business. The Company and Mr. Chen are finalizing the negotiation of Mr. Chen’s employment agreement and will file such agreement when available. Hao (Kevin) Chen.

None of our employees is subject to a collective bargaining agreement.

Outstanding Equity Awards

During 2022, no options and shares were issued to our directors, officers and employees under our 2012 Incentive Plan.

During 2022, TINGO GROUP issued 6,612,500 shares of common stock to our directors, officers and employees under our 2020 Incentive Plan out of which 4,000,000 shares of common stock were issued to Darren Mercer (which shall be released/vest subject to satisfaction of applicable performance conditions) under our 2020 Incentive Plan.

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2022.

Name(1)	Fees Earned or paid in cash ($)(6)	Option Awards ($)(2)(3)(4)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Yehezkel (Chezy) Ofir(2)	$45,000	$10,322	$59,004	$—	$114,326
Sir David Trippier(5)	$28,750	$—	$21,456	$—	$50,206
Robert Benton(3)	$45,000	$27,525	$21,456	$—	$93,981
John McMillan Scott(4)	$55,000	$55,050	$107,280	$334	$217,664

____________

(1)      The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 3 to our consolidated financial statements for the year ended December 31, 2022 included elsewhere in this Annual Report.

(2)      As of December 31, 2022, Professor Yehezkel (Chezy) Ofir, held options to purchase 30,000 shares, the options to purchase 30,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 22,500 of the options have vested. As of December 31, 2022, Professor Yehezkel (Chezy) Ofir, held 235,000 shares, out of which 110,000 were granted to him on May 10, 2022.

(3)      As of December 31, 2022, Mr. Robert Benton, held options to purchase 80,000 shares, the options to purchase 80,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 60,000 of the options have vested. As of December 31, 2022, Mr. Robert Benton, held 40,000 shares, out of which 40,000 were granted to him on May 10, 2022.

(4)      As of December 31, 2022, Mr. John McMillan Scott held options to purchase 160,000 shares, the options to purchase 160,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 120,000 of the options have vested. As of December 31, 2022, Mr. John McMillan Scott, held 300,000 shares, out of which 200,000 were granted to him on May 10, 2022.

(5)      As of December 31, 2022, Sir David Trippier held no options to purchase shares. As of December 31, 2022, Sir David Trippier, held 40,000 shares, out of which 40,000 were granted to him on May 10, 2022.

(6)      For the year ended December 31, 2022, we paid an aggregate amount of $173,750 to our directors as Compensation for serving on our board of directors. Independent directors received $30,000 fixed annual fees plus $5,000 fixed fee for membership in each committee, the vice chairman of the board received an additional fixed annual fee of $10,000 in salary.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2021.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Professor Ofir and Messrs. Benton, and Scott are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 30, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 241,952,977 shares of Common Stock outstanding as of November 30, 2023. The table below does not include any shares of Common Stock underlying our outstanding options or warrants because such securities are not exercisable within 60 days of November 30, 2023.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
Agri-Fintech Holdings, Inc. (formerly, Tingo, Inc.)(1)	39,826,483	13.92%
Altium Growth Fund, LP	35,486,026	12.4%
Darren Mercer	23,690,939	8.28%
Directors and Named Executive Officers
Darren Mercer	23,690,939	8.28%
Dozy Mmobuosi(1)	39,826,483	13.92%
John McMillan Scott(3)	720,000	*
Hao (Kevin) Chen(4)	330,000	*
Sir David Trippier(5)	200,000	*
Kenneth Denos(6)	45,000	*
John Brown(7)	170,000	*
Jamal Khurshid	50,000	*
C. Derek Campbell	—	—
Moran Amran(2)	487,500	*
Directors and executive officers as a group (9 persons)(8)	65,519,922	22.9%

____________

*        Less than one percent

(1)      Does not include 336,872,138 shares of common stock underlying shares of Series B Preferred Stock held by Agri-Fintech Holdings, Inc.. The conversion of Series B Preferred Stock is subject to the approval of TINGO GROUP’s stockholders and the conversion of the Series B Preferred Stock is further subject to the approval of Nasdaq of a Change of Control application with respect to the TINGO GROUP acquisition of Tingo Mobile.

(2)      Consists of 362,500 shares of common stock and 125,000 shares of common stock issuable upon the exercise of stock options owned by Mrs. Amran.

(3)      Consists of 560,000 shares of common stock and 160,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Scott.

(4)      Consists of 330,000 shares of common stock owned by Mr. Hao.

(5)      Consists of 200,000 shares of common stock owned by Sir David Trippier.

(6)      Consists of 45,000 shares of common stock owned by Mr. Denos.

(7)      Consists of 170,000 shares of common stock owned by Mr. Brown.

(8)      Consists of 285,000 shares of common stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TINGO GROUP’s policy is to enter into transactions with related parties on terms that are on the whole no less favorable to it than those that would be available from unaffiliated parties at arm’s length. Based on its experience in the business sectors in which it operates and the terms of the transactions with unaffiliated third parties, TINGO GROUP believes that all of the transactions described below met this policy standard at the time they occurred.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the “Directors, Executive Officers, Executive Compensation and Corporate Governance of TINGO GROUP” section of this proxy statement.

Acquisition of Tingo Mobile

Overview.    On December 1, 2022, the Company acquired Tingo Mobile, an agri-fintech business based in Nigeria, from Tingo Inc., a Nevada corporation (“TMNA”). Under the terms of the Merger Agreement we entered into with TMNA and representatives of the shareholders of each of TMNA and the company (“Merger Agreement”), TMNA contributed its ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). TMNA then merged Tingo BVI Sub with and into MICT Fintech Ltd., a wholly-owned subsidiary of the company organized in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by the Company (hereinafter, the “Merger”).

Consideration Provided.    As consideration for Tingo Mobile, we issued to TMNA 25,783,675 shares of our common stock, par value $0.001 per share (the “Common Stock”), which is equal to 19.9% of our outstanding Common Stock, calculated as of the closing date of the Merger (the “Common Consideration Shares”) and two series of convertible preferred shares — Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”).

Key Terms of Series A Preferred Stock.    As part of the consideration paid by the Company to TMNA at the closing of the Merger, the Company issued 2,604.28 shares of Series A Preferred Stock which are convertible into 26,042,808 shares of Common Stock equal to approximately 20.1% of the total issued and outstanding Common Stock as calculated immediately prior to the closing of the Merger. The Company held a special meeting of stockholders on June 7, 2023, during which shareholder approval was received for the conversion of the 2,604.28 shares of Series A Preferred Stock into 26,042,808 shares of Common Stock which were issued on July 27, 2023.

Key Terms of Series B Preferred Stock.    Upon approval by Nasdaq of the change of control of the company and upon the approval by our stockholders of the issuance of shares in excess of 20% of our issued and outstanding Common Stock, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of our Common Stock, calculated as of the closing date of the Merger, giving TMNA, as the holder of all shares of the Series B Preferred Stock, an aggregate ownership of 75.0% of our outstanding Common Stock, calculated as of such date. The Company’s certificate of designation for the Series B Preferred Stock provides that if such shareholder or Nasdaq approval is not obtained by June 30, 2023 (a “Trigger Event”), the holders of a majority of the then outstanding shares of Series B Preferred Stock will have the right, but not the obligation, to reduce the “Stated Value” (such term is defined in the certificate of designation as $29,684.85 per share) per share of Series B Preferred Stock in exchange for membership interests of a subsidiary of the Company and, on the date that is 90 days following such Trigger Event, the Company shall redeem all of the Series B Preferred Stock for the Stated Value (subject to any such reduction ).

On July 5, 2023, the Company entered into a forbearance agreement with TMNA under the terms of which TMNA agreed not to transfer any shares of Series B Preferred Stock, exercise any rights under the redemption provisions of the Series B Preferred Stock described above, or take any other action based on a right arising from or following a Trigger Event, until September 30, 2023.

On September 28, 2023, the Company entered into a second forbearance agreement with TMNA under the terms of which TMNA agreed not to transfer any shares of Series B Preferred Stock, exercise any rights under the redemption provisions of the Series B Preferred Stock described above, or take any other action based on a right arising from or following a Trigger Event, until December 31, 2023.

Loan to TMNA.    In connection with the Merger Agreement, we also loaned $23.7 million to TMNA. The loan bears interest at 5.0% per annum and matures on May 10, 2024.

Acquisition of Tingo Foods

On February 9, 2023, the Company and MICT Fintech Ltd., an indirect wholly owned subsidiary of the Company organized under the laws of the British Virgin Islands (“Tingo Group Fintech”) purchased from Dozy Mmobuosi 100% of the ordinary shares of Tingo Foods (the “Acquisition”). Mr. Mmobuosi is the majority shareholder and Chief Executive Officer of TMNA and since September 15, 2023 serves as our Interim Co-Chief Executive Officer.

Tingo Foods started its operational business in September 2022, since which time its food processing activities have been conducted through arrangements with third party rice mills, cashew processing plants and other food processing companies, and the finished food products are sold to large food distributor and wholesaler companies.

As consideration for the Acquisition, the Company agreed to pay Mr. Mmobuosi, a purchase price equal to the cost value of Tingo Foods’ stock, which will be satisfied by the issuance of a secured promissory note (“Promissory Note”) in the amount of US$204,000 and certain undertakings and obligations of the Company. The Promissory Note is for a term of two years with an interest rate of 5%. MICT Fintech agreed to certain covenants with respect to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of our Common Stock nor of any instruments convertible into shares of the Company.

The parties additionally agreed that Mr. Mmobuosi, as the owner of the real property on which the business of Tingo Foods is located and operates, to finance and complete construction of the building, and for the Company and Tingo Foods to fit out the building and premises, including the installation of mechanized equipment, for the specialized operations of a large food processing facility. Lastly, Mr. Mmobuosi will also provide the Company and Tingo Foods with a long-term lease with respect to the real property.

Loans Provided by the Company

On May 13, 2022, the Company and TMNA executed a loan agreement pursuant to which the Company agreed to loan TMNA (“Maker”) a sum of $3,000,000 (the “Note” and “Loan” respectively). The Loan bears an annual interest of 5%. The principal balance of the Loan and any accrued and unpaid interest due under the Note shall be due and payable on May 10, 2024. The principal balance may be prepaid at any time by Maker without penalty.

On July 28, 2022, the Company agreed to replace the Note with a new note (“New Note”), pursuant to which the amount of the Loan granted under the New Note is $3,500,000, with all other terms remaining in effect without a change.

On September 28, 2022, the Company agreed to replace the New Note with a second new note (“Second New Note”), pursuant to which the amount of the Loan granted under the New Note is $3,700,000, with all other terms remaining in effect without a change.

On October 6, 2022, the Company agreed to replace the Second New Note with a third new note (“Third New Note”) in the aggregate principal amount of $23,700,000 with all other terms remaining in effect without a change.

On December 21, 2022, the Company and its subsidiary, MICT Fintech executed a loan agreement pursuant to which the Company agreed to loan MICT Fintech a sum of $10,000,000, with interest charged at a rate of 10% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on December 31, 2023. On the same date, MICT Fintech loaned $10,000,000 to its subsidiary, Tingo Mobile, with interest charged at a rate of 25% per annum. The principal balance of this loan and any accrued and unpaid interest shall also be due and payable on December 31, 2023. The purpose of the loan is to fund dollar denominated time-sensitive costs relating to the purchase of smartphone handsets to be provided under operating lease agreements to two key customers of Tingo Mobile and Tingo Ghana Limited, which in turn is expected to facilitate a number of business revenue streams for Tingo Mobile and Tingo Ghana Limited, including but not limited to operating lease revenues, platform transaction revenues, product sale commissions and commodity export revenues.

On January 24, 2023, the Company and its subsidiary, MICT Fintech executed a loan agreement pursuant to which the Company agreed to loan MICT Fintech a sum of $1,480,000, with interest charged at a rate of 25% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on December 31, 2023. On the same date, MICT Fintech loaned $1,480,000 to its subsidiary, Tingo Mobile, with interest charged at a rate of 25% per annum. The principal balance of this loan and any accrued and unpaid interest shall also be due and payable on December 31, 2023. The purpose of the loan is to fund costs relating to the purchase of smartphone handsets to be provided under operating lease agreements to two key customers of Tingo Mobile and Tingo Ghana Limited, which in turn is expected to facilitate a number of business revenue streams for Tingo Mobile and Tingo Ghana Limited, including but not limited to operating lease revenues, platform transaction revenues, product sale commissions and commodity export revenues.

On February 3, 2023, the Company and its subsidiary, MICT Fintech executed a loan agreement pursuant to which the Company agreed to loan MICT Fintech a sum of $5,000,000, with interest charged at a rate of 25% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on December 31, 2023. On the same date, MICT Fintech loaned $5,000,000 to its subsidiary, Tingo Mobile, with interest charged at a rate of 25% per annum. The principal balance of this loan and any accrued and unpaid interest shall also be due and payable on December 31, 2023. The purpose of the loan is to fund costs relating to the purchase of smartphone handsets to be provided under operating lease agreements to two key customers of Tingo Mobile and Tingo Ghana Limited, which in turn is expected to facilitate a number of business revenue streams for Tingo Mobile and Tingo Ghana Limited, including but not limited to operating lease revenues, platform transaction revenues, product sale commissions and commodity export revenues.

On May 17, 2023, the Company, and its subsidiary, Tingo DMCC executed a loan agreement pursuant to which the Company agreed to loan Tingo DMCC a sum of $1,000,000, with interest charged at a rate of 25% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on May 15, 2025. The purpose of the loan is to fund the purchase of certain crops and produce, via members of the All Farmers Association of Nigeria, to fulfil purchase orders from customers based in Chad and Niger.

On May 30, 2023, the Company and its subsidiary, Tingo Group Holdings LLC executed a loan agreement pursuant to which the Company agreed to loan Tingo Group Holdings LLC a sum of $5,000,000, with interest charged at a rate of 25% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on May 31, 2024. The purpose of the loan is principally to assist Tingo Holdings with its funding costs and the consummation of certain commodities export transactions from Nigeria where a relatively small part of the costs, including for logistics and AFAN/PCX fees, require payment in US Dollars.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide for a Board of Directors whose terms of office expire each year at the time of the annual meeting of stockholders. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Scott, Mmobuosi, Trippier, Brown, Denos, Khurshid, and Campbell are nominated for election at this Annual Meeting of stockholders, as directors, to hold office until the annual meeting of stockholders in 2024, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of each director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of each director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The five nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum of the holders of common stock is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the selection of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm for 2024.

The fees billed by Brightman Almagor Zohar & Co and Friedman LLP. for the fiscal year 2022 and the fees billed by Friedman LLP for the fiscal year 2021, our independent registered public accounting firms, for professional services provided to the Company were as follows:

	Year ended on December 31, 2022	Year ended on December 31, 2021
Audit Fees	$1,575,481	$470,000
Tax Fees	$—	$—
All Other Fees	$—	$52,517
Total Fees	$1,575,481	$522,517

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

All Other Fees

Other fees that related to other services.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

Our audit committee has determined that the services provided by Friedman in 2021 are compatible with maintaining the independence of Friedman as our independent registered public accounting firm.

Change in Accounting Firm

On October 3, 2022, Friedman resigned as the Company’s independent registered public accounting firm, effective immediately.

The reports of Friedman on the Company’s consolidated financial statements as of and for the year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the recent fiscal year ending December 31, 2021 and through the date of this Current Report, there have been no (i) disagreements with Friedman on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Friedman did not act as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2020.

On October 6, 2022, the Company engaged Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network Deloitte as the Company’s new independent registered public accounting firm.

During the recent fiscal year ending December 31, 2021, and through the date of this Report, the Company has not consulted Deloitte regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Vote Required

The ratification of the appointment of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as our independent registered public accounting firm.

PROPOSAL THREE — TO APPROVE AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN
OF TINGO GROUP (THE “2020 PLAN”) TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 20,000,000 TO 25,000,000;

The 2020 Plan provides for the issuance of up to 25,000,000 shares of our common stock plus a number of additional shares issued upon the expiration or cancellation of awards under our 2014 Incentive Plan, which was terminated when the 2020 Plan was approved by our stockholders.

We are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2020 Plan from 25,000,000 to 30,000,000. In determining the amount of the increase contemplated by the proposed amendment to the 2020 Plan, the Board has taken into consideration the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our common stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately 241,952,977 shares of our Common Stock outstanding. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance (not including shares and/or shares underlying options previously issued) under the 2020 Plan will be 16,724,500, which represents approximately 5.84% percent of our common stock as calculated on a fully-diluted basis as of the Record Date. As of the Record Date, there are approximately 16,724,500 shares and/or shares underlying options issued under the Plan. Additionally, we have promised to issue up to another 3,000,000 shares under the 2020 Plan to a number of consultants and advisors to the.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional 5,000,000 shares of common stock will be reserved for issuance under the 2020 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

Vote Required

The approval of the amendment to the 2020 Plan to increase the total number of shares of common stock authorized to be issued from 25,000,000 to 30,000,000 requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present no broker votes.

Recommendation

Our Board of Directors recommends a vote “FOR” the 2020 Equity Incentive Plan authorized share increase.

PROPOSAL FOUR — TO APPROVE THE COMPANY’S 2023 EQUITY INCENTIVE PLAN.

General

We are asking stockholders to vote to approve the Company’s 2023 Equity Incentive Plan (the “2023 Incentive Plan”), which provides for the grant of Awards of up to 19,900,000 shares of our Common Stock as further described below. Our Board approved the 2023 Incentive Plan subject to stockholder approval, at its meeting on September 19, 2023. The full text of the 2023 Incentive Plan, as proposed to be approved, is set forth in Exhibit C to this proxy statement. The material features of the 2023 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2023 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2023 Incentive Plan.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. We believe that in order to effectively execute our business strategy, it is essential for us to manage our talent in an industry where there is extreme competition for qualified individuals by (1) attracting highly qualified industry professionals; (2) rewarding and retaining our experienced professionals; and (3) properly developing our less experienced employees. The Company meets this talent challenge through a comprehensive human resource strategy that addresses it on multiple fronts — one key component of which is the issuance of equity-based compensation. We believe equity-based compensation fosters and promotes the sustained progress, growth and profitability of the Company.

The 2023 Incentive Plan is intended to accomplish these objectives by providing incentives to directors, officers, employees, consultants, and other service providers of the Company to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company. It also encourages stock ownership by directors, officers, employees, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Company’s Common Stock, or to receive compensation which is based upon appreciation in the value of Company’s Common Stock.

Purpose of the Plan

This 2023 Incentive Plan is intended to provide incentives (a) to the directors, officers and employees of the Company, by providing such directors, officers and employees with opportunities to purchase stock in the Company pursuant to options granted thereunder (“Options”), (b) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards (“Awards”); and (c) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of restricted stock in the Company (“Restricted Stock”).

Administration of the Plan

The 2023 Incentive Plan shall be administered by the Board. The Board may appoint a Compensation Committee (the “Compensation Committee”) of two (2) or more of its members to administer the 2023 Incentive Plan and to grant stock incentives thereunder, provided such Compensation Committee is delegated such powers in accordance with applicable law.

Subject to the terms of the 2023 Incentive Plan, the Compensation Committee shall have the authority to: (i) determine the employees, officers and directors of the Company to whom stock incentives may be granted; (ii) determine the time or times at which options, shares or other awards may be granted or authorizations to make restricted stock purchases may be made; (iii) determine the exercise price of shares subject to each option, and the purchase price of shares subject to each restricted stock purchase; (iv) determine the time or times when or what conditions must be satisfied before each option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as transfer restrictions, repurchase options and “drag along” rights and rights of first refusal are to be imposed on shares subject to options, awards and restricted stock purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights (as hereinafter defined) not inconsistent with the terms of the 2023 Incentive Plan as it deems necessary or desirable; and (viii) interpret the 2023 Incentive Plan and prescribe and rescind rules and regulations relating to it.

The interpretation and construction by the Compensation Committee of any provisions of the 2023 Incentive Plan or of any stock incentives granted under it shall be final unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the 2023 Incentive Plan as it may deem best. No member of the Board or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the 2023 Incentive Plan or any stock incentives granted under it.

The Compensation Committee shall have authority to adopt special rules and sub-plans, and forms of agreements thereunder, for participants in foreign jurisdictions provided that those sub-plans and agreements do not contravene the provisions of the 2023 Incentive Plan.

Eligibility

Options, Awards and authorizations to make Restricted Stock purchases may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant a Options, Awards or Restricted Stock (Options, Awards and Restricted Stock are referred to collectively, as “Stock Right”). Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

Granting of Stock Rights

Stock Rights may be granted under the 2023 Incentive Plan at any time. The date of grant of a Stock Right under the 2023 Incentive Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right.

Assignability

Unless determined otherwise by the Committee, any Stock Right granted under the 2023 Incentive Plan generally is not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Changes in Capital Structure

In the event of a reorganization, recapitalization, exchange of shares, share split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Awards and for which Options and Restricted Stock grants may be made under the 2023 Incentive Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the exercise price specified in each Share Option Agreement shall be correspondingly adjusted. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all potential recipients.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2023 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ Listing Rules. No amendment or termination of the 2023 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2023 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2023 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2023 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

No statutory Stock Options.    A participant will not have income upon the grant of a no statutory stock option. A participant will have compensation income upon the exercise of a no statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock.    Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Common Stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards.    The tax consequences associated with other stock-based awards granted under the 2023 Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company.    There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the approval and adoption of the 2023 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval and adoption of the 2023 Incentive Plan.

PROPOSAL FIVE — TO APPROVE ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2022.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of TINGO GROUP, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the TINGO GROUP, Inc. proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

OTHER MATTERS

Submission of Stockholder Proposals for the 2023 Annual Meeting

We anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 no later than August 10, 2023.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting, assuming the meeting is held on or about December 29, 2024, notice of a nomination or proposal must be delivered to us no later than October 1, 2024 and no earlier than September 1, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Board of Directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to TINGO GROUP, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, Attn: Secretary.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TINGO GROUP INC.

TINGO GROUP, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.      The name of the Corporation is:

TINGO GROUP, Inc.

2.      The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the 24 day of April, 2023 and the stockholders of the corporation on the 7 day of June, 2023.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by adding the following new paragraph as subsection:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 900,000,000 of which 750 million shares shall be common stock, of the par value of $0.001 per share and 15,000,000 shares shall be Preferred Stock of the par value of $0.001 per share.”

3.      The number of shares of common stock outstanding at the time of the adoption of the amendment was: 440,000,000.

The total number of securities entitled to vote thereon was: 163,727,382.

4.      This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of June 8, 2023 at 8:00 am Eastern Time.

Annex A-1

IN WITNESS WHEREOF, TINGO GROUP, Inc. has caused this Certificate to be executed by its duly authorized officer on this 8 day of June, 2023.

TINGO GROUP, INC.
By:
Name:	Dozy Mmobuosi
Title:	Interim Co-CEO
By:
Name:	Kenneth Denos
Title:	Interim Co-CEO

Annex A-2

Exhibit C

TINGO GROUP, INC.

2023 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, is NINETEEN MILLION NINE HUNDRED THOUSAND (19,900,000) Shares of Common Stock of the Company.

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4. Limitations. No more than Two Million (2,000,000) Shares shall be issued pursuant to the exercise of ISOs.

2.5. Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

2.6. Designed to Minimize Adverse Tax Effects for Participants. The Company shall use its best efforts to ensure that Participants are afforded the benefit of tax elections and benefits (including, without limitation, elections by a Participant under Section 83(b) of the Code) to minimize, by all lawful means, the Participant’s tax obligations to the taxing authorities to which such Participant may be subject.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and subject to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limiting the foregoing, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(p) make all other determinations necessary or advisable for the administration of this Plan; and

(q) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the

Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3. Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4. Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5. OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6. Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a) If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b) If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7. Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS.

6.1. Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2. Award Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3. Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5. Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7. STOCK BONUS AWARDS.

7.1. Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4. Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8. STOCK APPRECIATION RIGHTS.

8.1. Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in

Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5. Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9. RESTRICTED STOCK UNITS.

9.1. Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3. Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4. Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS.

10.1. Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3. Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

10.4. Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1. Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Committee, or made from time to time as determined in the discretion of the Committee.

12.2. Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Committee. Except as may be determined by the Committee, with respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4. Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

13.2. Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14. TRANSFERABILITY.

14.1. Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

14.2. Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. Unless otherwise set forth in a Participant’s Award Agreement, no Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant; provided however, that after Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES; RESTRICTIONS. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted under applicable federal securities laws to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. Except as may otherwise be set forth in a Participant’s Award Agreement, in the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.3. Acceleration. The Committee shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his, her, or its obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any relevant Subsidiary, as appropriate.

“Change of Control” shall mean the first to occur of the following:

(i) Any Person (including one or more Persons acting as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of securities of the Company) other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company’s then-outstanding voting securities; or

(ii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board plus any new Director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation (and such merger or consolidation is in fact consummated), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, provided that such merger, consolidation, liquidation, sale or disposition, as the case may be, is actually consummated.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant, if such Participant is part of a purchasing group which consummates the transaction resulting in the Change of Control. The Participant shall be deemed “part of a purchasing group.” For purposes of the preceding sentence, if the Participant is an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the stock (or membership or partnership units, as the case may be) of the purchasing company or group which is otherwise not significant, as reasonably determined prior to the Change of Control by a majority of the Directors who were members of the Board at least six (6) months prior to the Change of Control).

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means Tingo Group, Inc., a Delaware corporation or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) a Change of Control; or (ii) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date that the Plan is approved by the shareholders of the Company.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

•        (a) Profit Before Tax;

•        (b) Revenue;

•        (c) Net revenue;

•        (d) Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

•        (e) Operating income;

•        (f) Operating margin;

•        (g) Operating profit;

•        (h) Net Profit;

•        (i) Gross margin;

•        (j) Operating expenses or operating expenses as a percentage of revenue;

•        (k) Net income;

•        (l) Earnings per share;

•        (m) Total stockholder return;

•        (n) Market share;

•        (o) Return on assets or net assets;

•        (p) The Company’s stock price;

•        (q) Growth in stockholder value relative to a pre-determined index;

•        (r) Return on equity;

•        (s) Return on invested capital;

•        (t) Cash Flow (including free cash flow or operating cash flows)

•        (u) Cash conversion cycle;

•        (v) Economic value added;

•        (w) Individual confidential business objectives;

•        (x) Overhead or other expense reduction;

•        (y) Credit rating;

•        (z) Strategic plan development and implementation;

•        (aa) Succession plan development and implementation;

•        (bb) Customer indicators;

•        (cc) Improvements in productivity;

•        (dd) Attainment of objective operating goals and employee metrics; and

•        (ee) Any other metric, whether qualitative or quantitative, including the passage of time, as determined by the Committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.

“Performance Share” means a performance share bonus granted as a Performance Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

“Plan” means this Tingo Group, Inc. 2023 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Class A Common Stock and the common stock of any successor entity.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or equivalent equity interests in one of the other entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS KENNETH DENOS AND DOZY MMOBUOSI AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF TINGO GROUP, INC. HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 30, 2023, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2023, OR ANY ADJOURNMENT THEREOF.

1.

Election of Dozy Mmobuosi, Kenneth Denos, C. Derek Campbell, Jamal Khurshid, John J. Brown, John McMillan Scott and Sir David Trippier, R.D.,J.P.,D.L to hold office until the 2024 Annual Meeting of Stockholders or their successors are elected and qualified.

☐	FOR ALL THE NOMINEES
☐	WITHHOLD AUTHORITY FOR THE NOMINEES
☐	FOR ALL EXCEPT (see instructions)
☐	Dozy Mmobuosi
☐	Kenneth Denos
☐	C. Derek Campbell
☐	Jamal Khurshid
☐	John J. Brown
☐	John McMillan Scott
☐	Sir David Trippier, R.D.,J.P.,D.L
Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.
2.

To ratify the appointment by the Board of Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.

To approve an amendment to the 2020 Equity Incentive Plan of TINGO GROUP (the “2020 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan from 25,000,000 to 30,000,000:

	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To approve the 2023 Equity Incentive Plan of TINGO GROUP (the “2023 Plan”):
	☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	To approve on a non-binding, advisory basis the compensation of our named executive officers:
	☐	FOR	☐	AGAINST	☐	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TINGO GROUP, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.